UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 1, 2016, Gevo, Inc. (the “Company”) issued and sold 3,721,429 Series C units, each consisting of one share of the Company’s common stock, one Series F warrant to purchase one share of the Company’s common stock (each, a “Series F Warrant”) and two Series H warrants, each to purchase one share of the Company’s common stock (each, a “Series H Warrant”), and 6,571,429 Series D units, each consisting of a pre-funded Series G warrant to purchase one share of the Company’s common stock (each, a “Series G Warrant” and, together with the Series F Warrants and the Series H Warrants, the “Warrants”), one Series F Warrant and two Series H Warrants, in a firm commitment underwritten public offering (the “Offering”) pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-187893). The net proceeds from the Offering, after deducting the underwriting discounts and commissions, totaled approximately $3.28 million.

The Company intends to use the net proceeds from the Offering, excluding any future proceeds from the exercise of the Warrants included therein or sold in connection therewith, to fund working capital and for other general corporate purposes.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

The Series F Warrants have an exercise price of $0.35 per share and are exercisable during the period commencing on October 1, 2016 and ending on April 1, 2021.

The Series G Warrants have an exercise price of $0.35, which was pre-paid, except for a nominal exercise price of $0.01 per share, upon issuance of the Series G Warrants and, consequently, no additional payment or other consideration (other than the nominal exercise price of $0.01 per share) will be required to be delivered to the Company by the holder upon exercise. The Series G warrants are exercisable during the period commencing on the date of original issuance and ending on April 1, 2017.

The Series H Warrants have an exercise price of $0.75 per share and are exercisable during the period commencing on the date of original issuance and ending on October 1, 2016.

The Warrants are generally only exercisable on a cash basis. However, the Warrants may be exercisable on a cashless basis, if and only if, a registration statement relating to the issuance of the shares underlying the Warrants is not then effective or available. The Warrants may be exercised by delivering to the Company an exercise notice, appropriately completed, duly signed and delivered, together with cash payment of the exercise price, if applicable. No fractional shares will be issued upon exercise of the Warrants.

The exercise price and the number and type of securities purchasable upon exercise of the Warrants are subject to adjustment upon certain corporate events, including certain combinations, consolidations, liquidations, mergers, recapitalizations, reclassifications, reorganizations, stock dividends and stock splits, a sale of all or substantially all of the Company’s assets and certain other events. In addition, the Series F Warrants contain full ratchet anti-dilution protection upon the issuance of any common stock, securities convertible into common stock or certain other issuances at a price below the then-existing exercise price of the Series F Warrants, with certain exceptions. In addition, the Company has the right at any time during the term of the Series F Warrants or the Series H Warrants, as applicable, to reduce the then-existing exercise price of all or any portion of any Series F Warrant or Series H Warrant, as applicable, to any amount and for any period of time deemed appropriate by the Company’s board of directors.

In the event of a fundamental transaction, as described in the Warrants and generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of the Company’s common stock, the Company or any successor entity shall pay at the holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the fundamental transaction, an amount of cash equal to the value of such holder’s Warrants as determined in accordance with the Black Scholes option pricing model and the terms of the applicable Warrant.

The foregoing description of the Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Warrants, forms of which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, and the terms of which are incorporated herein by reference.

The foregoing transaction triggered anti-dilution provisions in the following securities:

a)	the Company’s outstanding warrants issued pursuant to that certain Common Stock Unit Warrant Agreement, dated December 16, 2013, by and between the Company and American Stock Transfer & Trust Company, LLC;

b)	the Company’s outstanding warrants issued pursuant to that certain Common Stock Unit Warrant Agreement, dated August 5, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC;

c)	the Company’s outstanding warrants issued pursuant to that certain Common Stock Unit Warrant Agreement, dated February 3, 2015, by and between the Company and American Stock Transfer & Trust Company, LLC;

d)	the Company’s outstanding warrants issued pursuant to that certain Common Stock Unit Warrant Agreement, dated May 19, 2015, by and between the Company and American Stock Transfer & Trust Company, LLC; and

e)	the Company’s outstanding Series D Warrants to Purchase Common Stock issued December 11, 2015.

Additional Information and Where to Find It

A shelf registration statement relating to the units issued in the Offering was filed with the U.S. Securities and Exchange Commission and is effective. Preliminary and final prospectus supplements describing the terms of the Offering have also been filed with the SEC. Copies of the final prospectus supplement and the accompanying prospectus relating to the securities being offered may be obtained from H.C. Wainwright & Co., LLC via email at placements@hcwco.com. Electronic copies of the final prospectus supplement and accompanying prospectus are also available on the SEC’s website at http://www.sec.gov.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in the attached exhibits may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including, without limitation, statements regarding the Company’s anticipated proceeds from the Offering, its use of those proceeds and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the prospectus supplements for the Offering. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

4.1	Form of Series F Warrant To Purchase Common Stock.

4.2	Form of Pre-Funded Series E Warrant To Purchase Common Stock.

4.3	Form of Series H Warrant To Purchase Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
General Counsel and Secretary

Date: April 5, 2016